UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

 AMENDMENT NUMBER ONE TO THE
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 25, 2015

INNOVATIVE SOFTWARE TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-27465 (Commission File Number)	26-1469061 (I.R.S. Employer Identification No.)

2802 North Howard Avenue
Tampa, Florida             33607
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (813) 920-9435

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD

The transcript for the March 25, 2015 Conference Call by Innovative Software Technologies, Inc. is attached hereto as Exhibit 99.1.

In accordance with General Instruction B.2 of Current Report on Form 8-K, the information contained in this Report and the exhibit attached hereto shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall such information or such exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such a filing.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K, inclusive of any exhibits, contains forward-looking statements intended to qualify for the safe harbor contained in Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements often include words such as "may," "will," "should," "anticipate," "estimate," "expect," "project," "intend," "plan," "believe," "seek," "would," "could," and similar words or are made in connection with discussions of future operating or financial performance.

Forward-looking statements reflect our management's expectations at the date of this Current Report on Form 8-K regarding future conditions, events or results. They are not guarantees of future performance. By their nature, forward-looking statements are subject to risks and uncertainties. Our actual results and financial condition may differ materially from what is anticipated in the forward-looking statements. There are many factors that could cause actual conditions, events or results to differ from those anticipated by the forward-looking statements contained in this Current Report on Form 8-K. These factors include inability of Company to successfully revive its business operations, obtain funding on affordable terms and conditions, complete its audits, draft all filings and obtain all regulatory approvals to restore its status as an SEC-reporting company with its Common Stock quoted on a national securities quotation system, and maintain current reporting under the Securities Exchange Act of 1934, when and if the  Company registers under that act.  Readers are cautioned not to place undue reliance on forward-looking statements.  We have not undertaken to update any forward-looking statements in this Current Report on Form 8-K.

Item 9.01  Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.                     Description

99.1                                Transcript of March 25, 2015 Conference Call by Innovative Software Technologies, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INNOVATIVE SOFTWARE TECHNOLOGIES, INC.

Date: March 26, 2015

By: /s/ Barrett Wellman
Barrett Wellman
President and Director

Exhibit No.                     Description

99.1                                Transcript of March 25, 2015 Conference Call by Innovative Software Technologies, Inc.